UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2013

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

BearlyBullish Fund
Investor Class (BRBLX)

SEMI-ANNUAL REPORT
September 30, 2013

BearlyBullish Fund
a series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Schedule of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Supplemental Information	17
Expense Example	19

This report and the financial statements contained herein are provided for the general information of the shareholders of the BearlyBullish Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.bearlybullish.com

Alpha
CAPITAL MANAGEMENT
805 Las Cimas Parkway # 320
Austin, Texas 78746

Letter to Shareholders

MARKET REVIEW – 2013 Q3

US equity market remained strong over the quarter, with the S&P 500 producing a total return of 5.25%. Much of the quarter was dominated by the prospect of the US Federal Reserve (Fed) tapering its quantitative easing program. The belief that this would be announced in September dampened risk appetite in August, hurting emerging markets in particular. The Fed’s surprise decision to delay tapering triggered a rally in September and equities delivered positive returns for the quarter overall.

The Federal Reserve surprised the market with its decision to leave the pace of bond buying program unchanged. In its statement the members of Federal Open Market Committee cited three reasons to support their decision – (1) The increase in interest rates in recent months could slow the pace of improvement in the economy and labor market, (2) Inflation remains persistently below Fed’s 2 percent objective, (3) Potential for fiscal discord in Washington. The Fed was correct to worry about Washington’s ability to overcome the fiscal deadlock. The US Congress and Senate failed to come up a plan to fund the government by the end of September, leading to a shutdown for the first time in nearly two decades.

The Eurozone took its first tentative step towards recovery, with the economy expanding 0.3% quarter on quarter in the three months to June. Growth was strongest in the core countries of Germany and France and the pace of economic contraction in the peripheral economies slowed. Economic data from the single currency bloc continued to improve. The composite purchasing managers’ index, a key forward looking indicator of economic health across both the manufacturing and services sectors, was 52.2 in September and firmly in expansionary territory. Consumer and business sentiment has also risen to multi-year highs.

STANDARDIZED FUND PERFORMANCE (As of 9/30/13)
Security	1yr.	Inception (Cumulative)	Inception (Annualized)
BRBLX	28.82%	44.73%	17.49%
BBOEVLUS	23.47%	35.90%	14.30%
S & P Total Return	19.34%	39.77%	15.72%

Inception performance is from fund inception on 06/15/2011. Gross expense ratio is 2.66%. The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-337-3707. The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. As stated in the prospectus, the Advisor has contractually agreed to waive fees and/or absorb expenses to ensure that total annual fund operating expenses do not exceed 1.49% through July 31, 2014. Shares redeemed within 90 days of purchase will be charged 1.00% redemption fee.

SECTOR REVIEW (Percent of Fund’s Portfolio as of 09/30/2013)

Financials – 24.80%

We maintain a constructive view on banks and insurance companies as we see them benefitting from steepening yield curve. We like Bank of America (BAC) and Citigroup (C) as they continue adjust their expenses to a new regulatory environment in banking. We also like American International Group (AIG) and Genworth Financial (GNW), among other insurance companies. Both of them trade at considerable discounts to their book values.

Registered Investment Advisor

Alpha
CAPITAL MANAGEMENT
805 Las Cimas Parkway # 320
Austin, Texas 78746

Industrials – 16.60%

Our industrials portfolio consists of names that we believe will benefit from a recovery in the housing market. We maintain our view on housing even though rising interest rates have tempered the pace of this recovery. We believe this recovery will be driven by new household formation, which may outpace the supply of new homes for several years. These conditions are conducive to improving profitability of building products companies. We own USG Corp (USG), Masco (MAS) and Fortune Brands (FBHS) in this space.

Communications – 10.80%

Our investments in this sector are mainly in the internet industry. We stand behind the tectonic shifts created by e-commerce and the second leg of growth in internet usage, driven by mobile devices. At the end of the quarter, we held positions in Amazon (AMZN), Ebay (EBAY), Google (GOOG), Facebook (FB) and Yelp (YELP).

Consumer Noncyclical – 10.60%

Our exposure to this sector has been limited due to its rich valuation. We hold Perrigo (PRGO), Zoetis (ZTS) and Humana (HUM).

Energy – 10.40%

We continue to own EOG Resources (EOG) and Pioneer Natural Resources (PXD) that we believe will continue to benefit from their high quality shale assets and enhanced recovery techniques. We added Kodiak (KOG) to this list. We believe that its shale assets and the overall size of the company make it an attractive acquisition target.

Consumer Cyclical – 9.40%

We expect this sector to reap the benefits of the wealth effect created by a rising stock market and strengthening home prices. Presently, many of our holdings are related to the housing industry. We own Whirlpool (WHR), Mohawk (MHK) and Williams Sonoma (WSM).

Technology – 8.50%

We continue to hold Apple (AAPL) because we believe the exclusiveness of iOS makes it a sticky product. We also own Sandisk (SNDK) and Nvidia (NVDA). We believe they are well positioned to take advantage of an explosion in data for storage and computing, respectively.

Basic Materials – 5.60%

We have limited exposure to Basic Materials due to its heavy reliance on global GDP, especially emerging economies. We own CF Industries (CF) and Potash (POT).

Cash - 3.40%

OUTLOOK

Everyone knows that the Fed will have to taper and cease bond buying, someday. They can’t just keep adding one trillion dollars to their balance sheet every year without either accelerating inflation or tanking the dollar. But, after a surprise decision in September to keep bond buying unchanged, the Fed has left investors wondering why the Fed changed its mind and where do we go from here. The critical question to ponder over is how high a rate can the economy withstand. No one really knows, but we’re beginning to find out after what we experienced during last 6 months. The increase of over 125 basis points in a 30-year mortgage during past 6 months seems to have hurt housing starts, pending home sales and mortgage refinancing applications. If expectations of taper create expectations of higher interest rates to the point that economic progress starts reversing, the Fed will have to readjust its policy. That is what may have happened in September meeting. If the Fed’s objective is to grow normally again, then it is likely that it will keep interest rates low until the aggregate demand can withstand rate increases.

According to analyst estimates, 2013 should be the most profitable year in the 56 year history of S&P 500. While some investors argue that these elevated margins are not sustainable and could run into pressure from tighter labor markets in the quarters ahead, we believe that would be a better moment for the economy as tighter labor markets would encourage wage growth and consumer spending. While elevated margins may start compressing at some point, they are likely to be offset by higher revenue growth. The major risks to these assumptions pertain to a negative outcome due to an unsustainable fiscal policy in U.S., re-emergence of the Euro Crisis or an implosion in the highly leveraged investment driven Chinese economy.

Registered Investment Advisor

Alpha
CAPITAL MANAGEMENT
805 Las Cimas Parkway # 320
Austin, Texas 78746

According to recent fund flows data, US equity mutual funds are having their best year in terms of inflows, following several years of redemptions. U.S. stock mutual funds have attracted more cash this year than they have in any year since 2004, according to fund-tracker Lipper. Investors have sent $76 billion into U.S. stock funds in 2013. From 2006 through 2012, they withdrew $451 billion1. As we witness the change in sentiment of individual investors this year, the first question that comes to mind is whether it is indicative of irrational exuberance. We think we are in the late innings of a mature bull market and there are some pockets of the stock market that appear to be irrationally priced, and we are largely staying away from such stocks. When adjusted for cash, market is trading above its average historical valuation range and that does not necessarily indicate that it is time to sell out of stocks. All it indicates is that one should not expect to outperform just by allocating to stocks. There are opportunities in individual stocks, although they are becoming harder to find. Lastly, we realize that the low returns available on safe investments such as savings accounts and U.S. government bonds are propelling the shift towards stocks, and that is unlikely to change any time soon. We will continue to add underappreciated stocks as long as the market offers that opportunity, but will not hesitate to raise cash when those opportunities dwindle.

As always, we appreciate the confidence and trust you have placed in us and the management of your assets.

Sincerely,

Buddie Ballard Jr., CFA	Michael Turner, CFA

Equity investments are subject to market fluctuations. Mid cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to call out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The Fund is non-diversified and may hold fewer securities than a diversified fund. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

The Fund may, at times, experience higher than average portfolio turnover, which may generate significant taxable gains and increased trading expenses, which in turn may lower the Fund’s return.

The S&P 500 Index is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. The Barclays Aggregate Bond Index represents the securities of the U.S. dollar-denominated investment grade bond market. The Nasdaq Composite consists of the common stocks and similar securities listed on the NASDAQ stock market. The Bloomberg Active Index BBOEGIUS consists of funds in the BearlyBullish Fund’s peer group. This index represents a peer group of 189 open-end, growth and income funds domiciled in the United States. It is not possible to invest directly in an Index.

Basis point (definition)- a unit that is equal to 1/100th of 1%.

Exposures are subject to change at any time.

1 Source: Wall Street Journal, November 11, 2013.

Registered Investment Advisor

BearlyBullish Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2013 (Unaudited)

Number of Shares		Value

	COMMON STOCKS – 96.7%
	BASIC MATERIALS – 5.6%
2,043	CF Industries Holdings, Inc.	$430,726
14,270	Potash Corp. of Saskatchewan, Inc.	446,365
3,390	Praxair, Inc.	407,512
		1,284,603
	COMMUNICATIONS – 10.8%
1,362	Amazon.com, Inc.*	425,816
7,268	eBay, Inc.*	405,482
11,214	Facebook, Inc. - Class A*	563,391
444	Google, Inc. - Class A*	388,904
15,000	Yahoo!, Inc.*	497,400
3,087	Yelp, Inc.*	204,297
		2,485,290
	CONSUMER, CYCLICAL – 9.4%
3,500	Mohawk Industries, Inc.*	455,875
5,022	Starbucks Corp.	386,544
2,185	VF Corp.	434,924
3,354	Whirlpool Corp.	491,160
6,866	Williams-Sonoma, Inc.	385,869
		2,154,372
	CONSUMER, NON-CYCLICAL – 10.6%
5,625	Edwards Lifesciences Corp.*	391,669
15,668	Hertz Global Holdings, Inc.*	347,203
4,548	Humana, Inc.	424,465
703	Mastercard, Inc. - Class A	472,964
3,123	Perrigo Co.	385,316
13,554	Zoetis, Inc.	421,800
		2,443,417
	ENERGY – 10.4%
4,301	Anadarko Petroleum Corp.	399,950
3,051	EOG Resources, Inc.	516,473
45,000	Kodiak Oil & Gas Corp.*	542,700
5,815	National Oilwell Varco, Inc.	454,210
2,492	Pioneer Natural Resources Co.	470,490
		2,383,823
	FINANCIAL – 24.8%
5,506	American Express Co.	415,813
22,533	American International Group, Inc.	1,095,780
70,165	Bank of America Corp.	968,277
8,241	Citigroup, Inc.	399,771
87,152	Genworth Financial, Inc. - Class A*	1,114,674
8,327	JPMorgan Chase & Co.	430,423

BearlyBullish Fund
SCHEDULE OF INVESTMENTS – Continued
As of September 30, 2013 (Unaudited)

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
9,715	MetLife, Inc.	$456,119
4,741	Travelers Cos., Inc.	401,895
10,285	Wells Fargo & Co.	424,976
		5,707,728
	INDUSTRIAL – 16.6%
6,433	Eaton Corp. PLC	442,848
7,191	Flowserve Corp.	448,646
12,183	Fortune Brands Home & Security, Inc.	507,178
14,372	Leggett & Platt, Inc.	433,316
30,100	Louisiana-Pacific Corp.*	529,459
24,000	Masco Corp.	510,720
14,315	Textron, Inc.	395,237
19,000	USG Corp.*	543,020
		3,810,424
	TECHNOLOGY – 8.5%
1,403	Apple, Inc.	668,880
2,039	International Business Machines Corp.	377,582
30,900	NVIDIA Corp.	480,804
7,042	SanDisk Corp.	419,070
		1,946,336

	TOTAL COMMON STOCKS (Cost $16,694,471)	22,215,993

	SHORT-TERM INVESTMENTS – 3.4%
778,829	Fidelity Institutional Money Market Fund, 0.05%1	778,829

	TOTAL SHORT-TERM INVESTMENTS (Cost $778,829)	778,829

	TOTAL INVESTMENTS – 100.1% (Cost $17,473,300)	22,994,822
	Liabilities in Excess of Other Assets – (0.1)%	(22,522)

	TOTAL NET ASSETS – 100.0%	$22,972,300

PLC – Public Limited Company

* Non-income producing security.
1 The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

BearlyBullish Fund
SUMMARY OF INVESTMENTS
As of September 30, 2013 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financial	24.8%
Industrial	16.6%
Communications	10.8%
Consumer, Non-cyclical	10.6%
Energy	10.4%
Consumer, Cyclical	9.4%
Technology	8.5%
Basic Materials	5.6%
Total Common Stocks	96.7%
Short-Term Investments	3.4%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

BearlyBullish Fund
STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2013 (Unaudited)

Assets:
Investments, at value (cost $17,473,300)	$22,994,822
Receivables:
Dividends and interest	6,971
Prepaid expenses	8,509
Total assets	23,010,302

Liabilities:
Payables:
Advisory fees	7,215
Distribution fees (Note 7)	4,654
Auditing fees	8,036
Administration fees	4,359
Transfer agent fees and expenses	4,347
Fund accounting fees	3,867
Custody fees	1,680
Chief Compliance Officer fees	887
Trustees fees	663
Accrued other expenses	2,294
Total liabilities	38,002

Net Assets	$22,972,300

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$16,992,403
Accumulated net investment loss	(71,626)
Accumulated net realized gain on investments	530,001
Net unrealized appreciation on investments	5,521,522
Net Assets	$22,972,300

Shares of beneficial interest issued and outstanding	1,588,218
Net asset value per share	$14.46

See accompanying Notes to Financial Statements.

BearlyBullish Fund
STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2013 (Unaudited)

Investment Income:
Dividends	$100,838
Interest	601
Total investment income	101,439

Expenses:
Advisory fee	103,541
Distribution fees (Note 7)	25,898
Administration fees	17,994
Transfer agent fees and expenses	14,996
Fund accounting fees	14,640
Registration fees	13,537
Auditing fees	8,023
Custody fees	7,514
Chief Compliance Officer fees	6,813
Shareholder reporting fees	4,011
Miscellaneous	3,360
Trustees' fees and expenses	2,758
Legal fees	2,217
Insurance fees	651

Total expenses	225,953
Advisory fees waived	(71,680)
Net expenses	154,273
Net investment loss	(52,834)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Net realized gain on investments	550,770
Net realized loss on options	(1,475)
Net realized gain	549,295
Net change in unrealized appreciation/depreciation on investments	2,022,787
Net realized and unrealized gain on investments	2,572,082

Net Increase in Net Assets from Operations	$2,519,248

See accompanying Notes to Financial Statements.

BearlyBullish Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six
	Months Ended
	September 30,	For the Year
	2013	Ended
	(Unaudited)	March 31, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(52,834)	$(30,238)
Net realized gain on investments and written options	549,295	522,190
Net change in unrealized appreciation/depreciation on investments	2,022,787	1,756,259
Net increase in net assets resulting from operations	2,519,248	2,248,211

Distributions to Shareholders:
From net investment income	-	(6,265)
Total distributions to shareholders	-	(6,265)

Capital Transactions:
Net proceeds from shares sold	2,592,410	4,751,208
Reinvestment of distributions	-	6,261
Cost of shares redeemed1	(1,057,077)	(1,611,742)
Net increase in net assets from capital transactions	1,535,333	3,145,727

Total increase in net assets	4,054,581	5,387,673

Net Assets:
Beginning of period	18,917,719	13,530,046
End of period	$22,972,300	$18,917,719

Accumulated net investment loss	$(71,626)	$(18,792)

Capital Share Transactions:
Shares sold	188,707	401,486
Shares reinvested	-	545
Shares redeemed	(77,615)	(143,379)
Net increase from capital share transactions	111,092	258,652

1 Net of redemption fee proceeds of $3,562 and $478 respectively.

See accompanying Notes to Financial Statements.

BearlyBullish Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Six
	Months Ended				For the Period
	September 30,		For the Year		June 15, 2011*
	2013 (Unaudited)		Ended March 31, 2013		through March 31, 2012
Net asset value, beginning of period	$12.81		$11.10		$10.00
Income from Investment Operations:
Net investment loss1	(0.03)		(0.02)		-	2
Net realized and unrealized
gain on investments	1.68		1.74		1.10
Total from investment operations	1.65		1.72		1.10

Less Distributions:
From net investment income	-		(0.01	) 2	-	2
Total distributions	-		(0.01)		-

Remption fee proceeds	-	2	-	2	-	2

Net asset value, end of period	$14.46		$12.81		$11.10

Total return	12.88	% 3	15.46%		11.05	% 3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$22,972		$18,918		$13,530

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.18	% 4	2.63%		3.25	% 4
After fees waived and expenses absorbed5	1.49	% 4	1.49%		1.49	% 4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	-1.20	% 4	-1.35%		-1.82	% 4
After fees waived and expenses absorbed	-0.51	% 4	-0.21%		-0.06	% 4
Portfolio turnover rate	33	% 3	74%		151	% 3

*	Commencement of operations.
1	Based on average daily shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.
5
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A,  expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as  litigation) do not exceed 1.49% of average daily net assets for Investor Class Shares.

See accompanying Notes to Financial Statements.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2013 (Unaudited)

Note 1 – Organization
BearlyBullish Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund seeks to achieve long-term capital appreciation.  The Fund is authorized to issue two classes of shares: Investor Class and Institutional Class. The Fund’s Investor Class shares commenced investment operations on June 15, 2011. As of September 30, 2013, the Fund’s Institutional Class shares are not available for investment.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Options are valued at the last quoted sales price, if no sale was reported on that date, the last quoted bid price is used. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  “Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.”  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2013 (Unaudited)

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended September 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Alpha Capital Management (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.49% of average daily net assets for Investor Class Shares until July 31, 2014.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2013 (Unaudited)

For the period ended September 30, 2013, the Advisor waived fees totaling $71,680.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit in place at the time the expenses were incurred.  At September 30, 2013, the amount of these potentially recoverable expenses was $390,116.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture a portion of the following amounts no later than March 31, of the years stated below:

2015:	$152,747
2016:	165,689
2017:	71,680

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period ended September 30, 2013, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period ended September 30, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At September 30, 2013, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

Cost of investments	$17,508,803

Gross unrealized appreciation	$5,608,072
Gross unrealized depreciation	(122,053)

Net unrealized appreciation on investments	$5,486,019

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of March 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	36,486
Tax accumulated earnings	36,486
Accumulated capital and other losses	(18,792)
Net unrealized appreciation on investments	3,441,480
Total accumulated earnings	$3,459,174

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2013 (Unaudited)

The tax character of distributions paid during the fiscal years ended March 31, 2013 and 2012, were as follows:

Distributions paid from:	2013	2012
Ordinary income	$6,265	$4,873
Net long term capital gains	-	-
Total distributions	$6,265	$4,873

The Fund utilized $463,414 of its capital loss carryforwards during the year ended March 31, 2013.

The Fund has $18,972 in qualified late-year losses, which are deferred until fiscal year 2014 for tax purposes.  Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the period ended September 30, 2013, the Fund received $3,562 in redemption fees.

Note 6 – Investment Transactions
For the period ended September 30, 2013, purchases and sales of investments, excluding short-term investments, were $7,641,186 and $6,252,235, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the Investor Class Shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class Shares, payable to the Advisor as the distribution coordinator. The Institutional Class Shares does not pay any distribution fees.

For the period ended September 30, 2013, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2013 (Unaudited)

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of September 30, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$22,215,993	$-	$-	$22,215,993
Short-Term Investments	778,829	-	-	778,829
Total Investments	$22,994,822	$-	$-	$22,994,822

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers between Levels at period end.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2013 (Unaudited)

Note 10 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

BearlyBullish Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 22-23, 2013, and September 17-18, 2013, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Alpha Capital Management (the “Investment Advisor”) with respect to the BearlyBullish Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the S&P 500 Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Large Valuation-Sensitive Growth fund category (the “Performance Universe”) and its Giant Core, Large Core, Large Relative Value, and Mid Valuation-Sensitive Growth fund categories; reports regarding the investment advisory fees and total expenses of the Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from the Large Growth fund category (the “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund.  The Board noted that the materials they reviewed indicated that the annualized total return of the Fund for the one-year period ended June 30, 2013, was higher than the returns of the S&P 500 Index and placed the Fund in the 12th percentile of funds in the Performance Peer Group and the 9th percentile of funds in the Performance Universe.

The Board also considered the overall quality of services provided by Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

BearlyBullish Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund.  With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were higher than the median of the Fund’s Expense Peer Group (by 20 basis points) and the median of the Expense Universe (by 27 basis points).  The Board noted, however, that the Investment Advisor had waived the majority of its advisory fees in the year ended June 30, 2013, and that the Fund’s effective advisory fee was therefore much lower than its gross advisory fee.  The Board also considered that the investment advisory fee charged by the Investment Advisor to the Fund was generally lower than the fees it had charged with respect to the assets of its clients that were moved to the Fund when the Fund commenced operations.  In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were higher than the median expenses for the Expense Peer Group (by 21 basis points) and higher than the median expenses for the Expense Universe (by 34 basis points).  The Board noted, however, that the Fund’s asset size was significantly smaller than the average asset sizes of the funds in the Expense Peer Group and the Expense Universe.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2013, noting that the Investment Advisor had waived the majority of its advisory fee with respect to the Fund, and the Board determined that the level of profitability was reasonable. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, including its receipt of investment advisory fees, research services made available to it by broker-dealers that provide execution services to the Fund, and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

BearlyBullish Fund
EXPENSE EXAMPLE
For the Six Months Ended September 30, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 4/1/13 to 9/30/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/13	9/30/13	4/1/13 – 9/30/13
Investor Class	Actual Performance	$ 1,000.00	$ 1,128.80	$ 7.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.53

*
Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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BearlyBullish Fund
a series of the Investment Managers Series Trust

Investment Advisor
Alpha Capital Management
805 Las Cimas Parkway, Ste. 320
Austin, Texas 78746

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
BearlyBullish Fund – Investor Class	BRBLX	461418493

Privacy Principles of the BearlyBullish Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the BearlyBullish Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 337-3707, on the Fund’s website at www.bearlybullish.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 337-3707, on the Fund’s website at www.bearlybullish.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (877) 337-3707.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

BearlyBullish Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free:  (877) 337-3707

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	12/5/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	12/5/2013

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	12/5/2013